SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OF 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2008

Sunrise Telecom Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-30757	77-0291197
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302 Enzo Drive, San Jose, California	95138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 363-8000

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 17, 2008 the Company issued a press release announcing its preliminary, unaudited financial results for the quarter ended September 30, 2008. A copy of the press release is attached as Exhibit 99.1 to this report.

In accordance with General Instruction B.2, the information in this report, including Exhibits 99.1 and 99.2, shall be deemed “furnished”, not “filed”, for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	On November 14, 2008, Larry Stritch resigned from his position as Controller of Sunrise Telecom Incorporated.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description	Incorporated by Reference			Filed Herewith
		Form	Date	Exhibit Number
99.1	Press Release issued by the Company on November 17, 2008.				X

99.2	Company Prepared Comments for Conference Call.				X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNRISE TELECOM INCORPORATED (Registrant)

Date: November 17, 2008	By:	/s/ RICHARD D. KENT
Richard D. Kent Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description	Incorporated by Reference			Filed Herewith
		Form	Date	Exhibit Number
99.1	Press Release issued by the Company on November 17, 2008.				X

99.2	Company Prepared Comments for Conference Call.				X